                               Goldman Sachs Funds





--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                  Annual Report  December 31,1999
--------------------------------------------------------------------------------



         [ARTWORK]                           Long-term growth of capital

                                             and dividend income through

                                             a diversified portfolio of REITs.





                                             [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS REAL ESTATE SECURITIES FUND


Fund Basics

as of December 31, 1999



                             Assets Under Management


                                 $137.4 Million



                               Number of Holdings


                                       37



                                 NASDAQ SYMBOLS


                                 Class A Shares


                                      GREAX



                                 Class B Shares


                                      GREBX



                                 Class C Shares


                                      GRECX



                              Institutional Shares


                                      GREIX



                                 Service Shares


                                      GRESX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 1,1999-December 31,1999   Fund Total Return (based on NAV)/1/   Wilshire Real Estate Securities Index/2/
----------------------------------------------------------------------------------------------------------------
Class A                                        -1.02%                                  -3.16%
Class B                                        -1.73                                   -3.16
Class C                                        -1.80                                   -3.16
Institutional                                  -0.64                                   -3.16
Service                                        -1.12                                   -3.16
----------------------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the investment of dividends and other distributions.

2 The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITS) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended 12/31/99/3/  Class A   Class B   Class C   Institutional   Service
---------------------------------------------------------------------------------------
One Year                          -6.51%    -6.65%    -2.79%       -0.64%       -1.12%
Since Inception                   -8.94%    -8.65%    -6.03%       -4.91%       -5.38%
(7/27/98)

3 The Standardized Total Returns are average annual or cumulative (only if performance period is one year or less) total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 12/31/99 was $9.19 and represents the NAV per share divided by 1.0 minus the maximum sales charge of 5.5%. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 12/31/99/4/
--------------------------------------------------------------------------------

Holding                                % of Total Net Assets   Line of Business
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.      6.9%            Hotels
Apartment Investment & Management Co.          4.5             Apartments
AvalonBay Communities, Inc.                    4.3             Apartments
Equity Office Properties Trust                 4.3             Office
Equity Residential Properties Trust            4.1             Apartments
Prentiss Properties Trust                      3.8             Mixed Properties
Cousins Properties, Inc.                       3.5             Mixed Properties
Public Storage, Inc.                           3.4             Self-Storage
Trizec Hahn Corp.                              3.3             Mixed Properties
Spieker Properties, Inc.                       3.2             Office
--------------------------------------------------------------------------------

4 The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

     An investment in real estate securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.


 .    NOT FDIC INSURED

 .    May Lose Value

 .    No Bank Guarantee

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Market Overview


Dear Shareholder,

1999 was a banner year for U.S.stocks.Restrained inflation,solid growth in corporate profits and gains by a few leadership sectors drove most market indices to record levels.Bond markets,however,produced mixed results.

    .Equities -- Although stocks rallied in early 1999, the advance was a narrow one that included only select large companies as well as the technology and telecommunications sectors. After a brief setback in February, the market rally broadened, as investors rotated assets into more cyclical issues. The rally continued through the summer, fueled by investor excitement over the explosive growth of the Internet.
          Mid-summer, worries about inflationary pressures in the wake of reports indicating exceptional economic strength resulted in a broad sell-off. During this time, technology continued to be the sector of choice for investors.
          As the year drew to a close, stocks rallied as investors responded to robust quarterly earnings news and low inflation readings and employment costs. Financial and commercial services stocks dominated the market during this time.

    .Fixed Income -- Early in the year, virtually all non-Treasury sectors benefited from the gradual stabilization of the global financial markets and investors'renewed tolerance for risk. Emerging economic data that pointed to a stable U.S. economy further encouraged bond market performance. This was short-lived, however, as economic indicators that are critical in determining the Federal Open Market Committee's position on monetary policy came in higher than expected.
          Throughout the second half of the year, the Federal Reserve Board (the "Fed") initiated a series of interest rate hikes due to Committee Chairman Alan Greenspan's perception that the U.S. economy was growing at a faster pace than preferred. For the most part, the moves were expected and had little impact on the bond market as a whole.


     Outlook

     We have a generally positive outlook for U.S. stocks. Over the last decade, significant technological advances and a generally peaceful world political environment have increased global communications. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term.

     We remain constructive on the Fixed Income market. However, we expect the Fed will initiate further tightening moves in the year ahead.

     We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

     Sincerely,

     /s/David B. Ford                        /s/David W. Blood

     David B. Ford                           David W. Blood
     Co-Head, Goldman Sachs                  Co-Head, Goldman Sachs
     Asset Management                        Asset Management

     January 31, 2000

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

     Performance Overview


     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Real Estate Securities Fund.This annual report covers the year ended December 31,1999.

          REIT Market Review

          Following a dramatic decline in 1998, the REIT market suffered from a lack of investor interest, as both technology and large-cap growth stocks were the favored securities. Another concern weighing against the REIT sector was the impact of Internet sales on "brick and mortar" retail stores in particular, and on physical space, generally.

          December brought some relief, as investors moved into value and cyclical stocks based on concerns about lack of breadth and absolute valuation levels in the overall market.


          Performance Review

          During the 12-month period ended December 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns of -1.02%, -1.73%, -1.80%, -0.64% and -1.12%, respectively.
          All the Fund's share classes outperformed the -3.16% return of their benchmark, the Wilshire Real Estate Securities Index. Outperformance for the Fund was driven primarily by stock selection, particularly in the hotel and mixed (office and industrial) sectors. Of course, past performance may not be indicative of future results.


          Portfolio Positioning

          Throughout the year under review, we focused on purchasing stocks with strong real estate fundamentals, in terms of both assets and geographic market exposure.

          We maintained an overweight position in the office sector, given embedded growth in the lease structure which should fuel substantial earnings increases. The industrial sector was consistently marketweighted, based on less attractive near-term growth prospects for this property type relative to other sectors, and a less predictable supply environment over the longer term. We maintained an underweight position in retail throughout the year, based on our view that negative sentiment related to the power of the Internet would continue to adversely impact the sector. We moderated our underweight in the multifamily sector to a neutral market weight, given more limited new supply and stronger demand demographics than originally anticipated. Finally, we began the year with an overweight in the hotel sector, which we then moved to an underweight due to deterioration in fundamentals. Growth in revenue per available room declined fairly dramatically over the year and while we expect that this trend has bottomed out, growth going forward should be in the 3% range, providing limited upside for the sector as a whole.

          Overall, we believe real estate markets are in supply/demand equilibrium; that is, there is limited new supply in most sectors, and we expect moderating demand. However, we continue to position the portfolio to take advantage of divergent supply/demand characteristics across specific property types or geographic markets. As an example, the Fund's benchmark, the

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND



          Wilshire Real Estate Securities Index, includes multifamily stocks with approximately 55% of assets concentrated in the Southeast and Southwest. In our opinion, these markets have low barriers to entry and are already oversupplied. Our multifamily portfolio has only 33% exposure to these markets, with a tilt toward West and East Coast markets that possess visibly strong growth trends that are sustainable for the next 24 months.


          Portfolio Highlights

         .Prentiss Properties Trust (3.8% of the portfolio as of 12/31/99) --
          Prentiss is a good example of the attractive value that exists today in the Fund's portfolio. Prentiss is a nationally diversified owner, manager and developer of office and industrial properties.

         .General Growth Properties (3.0% of the portfolio as of 12/31/99) --
          General Growth Properties is a leading owner, manager and developer of regional malls. The company's strong growth prospects are based on re-leasing spreads, new development and redevelopment or expansions of existing centers, and the opportunity to increase occupancy rates in a robust retail environment. The company, which historically has traded at a 10%+ premium to its peer group, is trading at a 5% discount and 15% below net asset value.

         .AvalonBay Communities (4.3% of the portfolio as of 12/31/99) --
          AvalonBay owns, develops and redevelops high-end apartment communities in markets with significant barriers-to-entry. Given the quality of its existing asset base and the depth of its management team, we consider AvalonBay to be one of the premier, blue-chip REIT names. In addition, AvalonBay today benefits from exposure to some of the nation's best markets (including Northern California, Boston and New Jersey) and its strong development pipeline.


          Portfolio Outlook

          Our outlook for the sector in 2000 is constructive. We expect fourth quarter earnings to meet or exceed consensus for most companies. We also anticipate a higher level of sustainable earnings growth across property types than the market is currently attributing to these stocks. Within the portfolio, the weighted average dividend yield of the stocks is 6.5%, and the margin of safety of those dividends has increased. So, while an immediate catalyst for upward revision in share prices is not obvious, investors are being paid to wait. Finally, any shift in sentiment toward value, defensive asset classes or fundamental valuation should benefit our investors.

          We thank you for your investment and look forward to your continued confidence.



          Goldman Sachs Real Estate Securities Investment Team

          January 31, 2000

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

     The Goldman Sachs Advantage


     Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                             1
                                Resources and Relationships
               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research
               Our team-driven investment processes encourage us to share information, challenge ideas and form fresh opinions that shape investment portfolios. Our growth, value and international equity teams complement this process by performing rigorous, fundamental research and by conducting on-site visits to hundreds of companies each year. Our quantitative CORE equity team conducts its own research and capitalizes on the resources of Goldman Sachs'Global Investment Research Department.

                                             3
                                      Risk Management
               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


          To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%), Class B shares (applicable contin-gent deferred sales charges of 5.0% declining to 0% after six years), Class C shares (applicable contingent deferred sales charge of 1.0% if redeemed within twelve months), Institutional and Service shares (at NAV) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the per-formance of the Fund's benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 REAL ESTATE SECURITIES FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, JULY 27, 1998 TO DECEMBER 31, 1999.


                                     [GRAPH]
Inception Date:08/01/1997
-------------------------

                                                 Monthly Rtns
                                                 Wilshire Real
 Period                                             Estate
 Begin                            Institu-        Securities
 Date  Class A  Class B  Class C  tional  Service   Index
7/27/98  9,550   10,000   10,000  10,000   10,000   10,000
 Jul/98  9,244    9,780    9,780   9,780    9,780    9,557
 Aug/98  8,299    8,770    8,770   8,780    8,780    8,564
 Sep/98  8,597    9,081    9,081   9,100    9,092    9,044
 Oct/98  8,749    9,232    9,232   9,271    9,253    8,920
 Nov/98  8,996    9,493    9,493   9,533    9,514    9,087
 Dec/98  8,834    9,312    9,315   9,363    9,344    8,957
 Jan/99  8,700    9,171    9,164   9,221    9,202    8,763
 Feb/99  8,652    9,111    9,103   9,180    9,151    8,694
 Mar/99  8,530    8,985    8,975   9,048    9,018    8,647
 Apr/99  9,585   10,088   10,075  10,176   10,133    9,569
 May/99  9,711   10,220   10,207  10,320   10,276    9,730
 Jun/99  9,622   10,116   10,114  10,225   10,180    9,565
 Jul/99  9,152    9,615    9,610   9,727    9,674    9,199
 Aug/99  9,016    9,462    9,456   9,582    9,530    9,061
 Sep/99  8,641    9,069    9,066   9,195    9,143    8,652
 Oct/99  8,453    8,863    8,858   8,995    8,945    8,491
 Nov/99  8,404    8,811    8,806   8,943    8,893    8,358
 Dec/99  8,744    8,785    9,147   9,303    9,239    8,675

  AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER
  31, 1999                                        SINCE INCEPTION ONE YEAR
  CLASS A SHARES (COMMENCED JULY 27, 1998)
  Excluding sales charges                                  -5.28%   -1.02%
  Including sales charges                                  -8.94%   -6.51%
 -------------------------------------------------------------------------
  CLASS B SHARES (COMMENCED JULY 27, 1998)
  Excluding contingent deferred sales charges              -6.01%   -1.73%
  Including contingent deferred sales charges              -8.65%   -6.65%
 -------------------------------------------------------------------------
  CLASS C SHARES (COMMENCED JULY 27, 1998)
  Excluding contingent deferred sales charges              -6.03%   -1.80%
  Including contingent deferred sales charges              -6.03%   -2.79%
 -------------------------------------------------------------------------
  INSTITUTIONAL SHARES (COMMENCED JULY 27, 1998)           -4.91%   -0.64%
 -------------------------------------------------------------------------
  SERVICE SHARES (COMMENCED JULY 27, 1998)                 -5.38%   -1.12%
 -------------------------------------------------------------------------

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 1999

  SHARES  DESCRIPTION                                      VALUE
 COMMON STOCKS - 96.0%
  APARTMENTS - 17.9%
  155,700 Apartment Investment & Management Co.       $ 6,198,806
  101,200 Archstone Communities Trust                   2,074,600
  173,400 AvalonBay Communities, Inc.                   5,949,787
  130,400 Equity Residential Properties Trust           5,566,450
   66,900 Essex Property Trust, Inc.                    2,274,600
   90,100 Home Properties of New York, Inc.             2,472,119
                                                      -----------
                                                       24,536,362
 ----------------------------------------------------------------
  DEVELOPMENT - 3.0%
  323,900 Catellus Development Corp. *                  4,149,969
 ----------------------------------------------------------------
  HOTELS - 10.9%
   95,600 Hospitality Properties Trust                  1,822,375
   90,300 MeriStar Hospitality Corp.                    1,444,800
  243,600 Prime Hospitality Corp. *                     2,146,725
  405,900 Starwood Hotels & Resorts Worldwide, Inc.     9,538,650
                                                      -----------
                                                       14,952,550
 ----------------------------------------------------------------
  INDUSTRIAL - 8.4%
   61,800 AMB Property Corp.                            1,232,138
   62,500 CenterPoint Properties Corp.                  2,242,187
  158,400 Liberty Property Trust                        3,841,200
  216,400 ProLogis Trust                                4,165,700
                                                      -----------
                                                       11,481,225
 ----------------------------------------------------------------
  MANUFACTURED HOUSING - 1.6%
   91,200 Manufactured Home Communities, Inc.           2,217,300
 ----------------------------------------------------------------
  MIXED PROPERTIES - 18.9%
  142,000 Cousins Properties, Inc.                      4,819,125
  175,100 Duke-Weeks Realty Corp.                       3,414,450
   99,600 Highwoods Properties, Inc.                    2,315,700
  245,400 Prentiss Properties Trust                     5,153,400
   72,950 Reckson Associates Realty Corp.               1,495,475
  268,200 Trizec Hahn Corp.                             4,525,875
  131,600 Vornado Realty Trust                          4,277,000
                                                      -----------
                                                       26,001,025
 ----------------------------------------------------------------
  OFFICE - 16.9%
  130,000 Boston Properties, Inc.                       4,046,250
  199,900 Brandywine Realty Trust                       3,273,363
  218,700 Corporate Office Properties Trust             1,667,588
  238,300 Equity Office Properties Trust                5,868,137
   86,900 Mack-Cali Realty Corp.                        2,264,831
   60,300 Parkway Properties, Inc.                      1,737,394
  119,400 Spieker Properties, Inc.                      4,350,637
                                                      -----------
                                                       23,208,200
 ----------------------------------------------------------------

  SHARES  DESCRIPTION                                 VALUE

 COMMON STOCKS - (CONTINUED)

  REGIONAL MALLS - 10.0%
  145,900 General Growth Properties, Inc.       $  4,085,200
  151,200 Simon Property Group, Inc.               3,468,150
  128,800 The Macerich Co.                         2,680,650
  167,750 The Rouse Co.                            3,564,688
                                                ------------
                                                  13,798,688
 -----------------------------------------------------------
  SELF-STORAGE - 3.4%
  206,300 Public Storage, Inc.                     4,680,431
 -----------------------------------------------------------
  SHOPPING CENTERS - 5.0%
  243,200 Developers Diversified Realty Corp.      3,131,200
  108,200 Kimco Realty Corp.                       3,665,275
                                                ------------
                                                   6,796,475
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $138,397,488)                           $131,822,225
 -----------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $138,397,488)                           $131,822,225
 -----------------------------------------------------------

  * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 1999

 ASSETS:

  Investment in securities, at value (identified cost
  $138,397,488)                                                   $131,822,225
  Cash                                                               3,487,292
  Receivables:
  Investment securities sold                                         1,014,226
  Dividends and interest                                             1,105,352
  Fund shares sold                                                   1,033,593
  Reimbursement from adviser                                            80,255
  Other assets                                                             481
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                     138,543,424
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                      915,550
  Fund shares repurchased                                                6,977
  Amounts owed to affiliates                                           156,996
  Accrued expenses and other liabilities                                76,201
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  1,155,724
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                  146,739,543
  Accumulated distributions in excess of net investment income          34,187
  Accumulated net realized loss on investment transactions          (2,810,767)
  Net unrealized loss on investments                                (6,575,263)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $137,387,700
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $8.68
  Class B                                                                $8.73
  Class C                                                                $8.66
  Institutional                                                          $8.69
  Service                                                                $8.69
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           10,769,219
  Class B                                                               52,266
  Class C                                                               80,477
  Institutional                                                      4,922,271
  Service                                                                  159
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                15,824,392
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $9.19. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 1999

  INVESTMENT INCOME:
  Dividends(a)                                               $ 8,091,401
  Interest                                                       176,804
 ------------------------------------------------------------------------
  TOTAL INCOME                                                 8,268,205
 ------------------------------------------------------------------------
  EXPENSES:
  Management fees                                              1,490,779
  Distribution and service fees(b)                               480,065
  Transfer agent fees(c)                                         203,038
  Registration fees                                              155,759
  Custodian fees                                                  70,735
  Professional fees                                               70,207
  Trustee fees                                                     9,975
  Other                                                          103,963
 ------------------------------------------------------------------------
  TOTAL EXPENSES                                               2,584,521
 ------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                   (642,658)
 ------------------------------------------------------------------------
  NET EXPENSES                                                 1,941,863
 ------------------------------------------------------------------------
  NET INVESTMENT INCOME                                        6,326,342
 ------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT AND OPTION
  TRANSACTIONS
  Net realized loss from:
   Investment transactions                                    (2,268,938)
   Options written                                               (71,952)
  Net change in unrealized gain on investments                (6,845,259)
 ------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND OPTION
  TRANSACTIONS                                                (9,186,149)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(2,859,807)
 ------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $13,472.
 (b) Class A, Class B and Class C had distribution and service fees of $475,977, $1,779 and $2,309, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $180,871, $338, $439, $21,389 and $1, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

                                         FOR THE YEAR           FOR THE
                                             ENDED            PERIOD ENDED
                                       DECEMBER 31, 1999  DECEMBER 31, 1998(A)
  FROM OPERATIONS:
  Net investment income                     $  6,326,342           $   756,089
  Net realized loss on investment
  transactions                                (2,340,890)             (272,915)
  Net change in unrealized gain on
  investments                                 (6,845,259)              269,996
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS            (2,859,807)              753,170
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A                                     (4,206,708)             (142,487)
  Class B                                         (9,242)                   (6)
  Class C                                        (12,545)                  (17)
  Institutional shares                        (2,276,191)             (435,155)
  Service shares                                     (59)                  (21)
  In excess of net investment income
  Class A                                       (252,747)                   --
  Class B                                           (555)                   --
  Class C                                           (754)                   --
  Institutional shares                          (136,758)                   --
  Service shares                                      (4)                   --
  From capital
  Class A                                       (228,429)                   --
  Class B                                           (502)                   --
  Class C                                           (681)                   --
  Institutional shares                          (123,600)                   --
  Service shares                                      (3)                   --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (7,248,778)             (577,686)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Proceeds from sales of shares              129,535,822            68,339,282
  Reinvestment of dividends and
  distributions                                4,492,219               377,842
  Cost of shares repurchased                 (54,013,009)           (1,411,355)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS           80,015,032            67,305,769
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              69,906,447            67,481,253
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                         67,481,253                    --
 ------------------------------------------------------------------------------
  End of year                               $137,387,700           $67,481,253
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME                         $     34,187           $   178,403
 ------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
December 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securi-ties Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
  The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Trust's Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.
   In addition, distributions paid by the Fund's investments in real estate investment trusts ("REITs") often include a "return of capital" which is re-corded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable in-come. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.
   At December 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $138,800,869. Accordingly, the gross unrealized gain on investments was $2,376,575 and the gross unrealized loss on investments was $(9,355,219) resulting in a net unrealized loss of $(6,978,644).

 D. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to serv-ice organizations.

 E. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management fees, Service share fees, distri-bution and service fees, litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the year ended December 31, 1999, the adviser reimbursed approximately $405,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $962,000 for the year ended December 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to .25% of the average daily net assets attributable to the Class A shares. For the year ended December 31, 1999, Goldman Sachs has waived approximately $238,000 of the Distribution and Service fees attributable to the Class A shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee cal-culated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   At December 31, 1999, the Fund owed approximately $118,000, $22,000 and $17,000 for Management, Distribution and Service and Transfer Agent fees, re-spectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended December 31, 1999, were $135,322,599 and $52,913,951, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

December 31, 1999

   For the period ended December 31, 1999, Goldman Sachs earned approximately $17,090 of brokerage commissions from portfolio transactions.
 OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   For the year ended December 31, 1999, written call option transactions in the Fund were as follows:

      WRITTEN OPTIONS                     NUMBER OF CONTRACTS PREMIUM RECEIVED
 -----------------------------------------------------------------------------
  Balance outstanding, beginning of
  period                                           --            $      --
  Options written                                 916              140,088
  Options terminated in closing purchase
  transactions                                   (916)            (140,088)
 -----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD               --            $      --
 -----------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. OTHER MATTERS

 As of December 31, 1999, the Goldman Sachs Growth and Income Strategy Portfo-lio and Growth Strategy Portfolio were the beneficial owners of approximately 6% and 5%, respectively of the outstanding shares of the Fund.

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $196,962 and $581,258 from accumulated net realized loss and paid-in capital, respectively, to accumulated undistributed net investment income. These re-classifications have no impact on the net asset value of the Fund and are de-signed to present the Fund's capital accounts on a tax basis.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND


 8. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Ar-thur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practic-es, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended December 31, 1999 and the period ended De-cember 31, 1998 is as follows:

                             FOR THE YEAR ENDED
                              DECEMBER 31, 1999    FOR THE PERIOD ENDED DECEMBER 31, 1998(A)
                              ----------------------------------------------------------------
                            SHARES       DOLLARS                 SHARES               DOLLARS
 ---------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold            11,403,124  $104,642,563              2,290,778  $         21,057,481
 Reinvestment of divi-
dends and distribu-
tions                      412,356     3,571,008                 15,406               140,082
 Shares repurchased     (3,215,626)  (27,495,073)              (136,819)           (1,259,100)
                        ----------------------------------------------------------------------
                         8,599,854    80,718,498              2,169,365            19,938,463
 ---------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                51,929       468,345                  3,365                30,562
 Reinvestment of divi-
dends and distribu-
tions                        1,151         9,653                      1                     6
 Shares repurchased         (1,003)       (8,393)                (3,177)              (29,200)
                        ----------------------------------------------------------------------
                            52,077       469,605                    189                 1,368
 ---------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                88,350       792,983                    161                 1,600
 Reinvestment of divi-
dends and distribu-
tions                        1,413        11,869                      2                    16
 Shares repurchased         (9,449)      (80,747)                    --                    --
                        ----------------------------------------------------------------------
                            80,314       724,105                    163                 1,616
 ---------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold             2,581,373    23,631,931              5,144,538            47,248,039
 Reinvestment of divi-
dends and distribu-
tions                      101,530       899,623                 25,915               237,717
 Shares repurchased     (2,917,766)  (26,428,706)               (13,319)             (123,055)
                        ----------------------------------------------------------------------
                          (234,863)   (1,897,152)             5,157,134            47,362,701
 ---------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                    --            --                    161                 1,600
 Reinvestment of divi-
dends and distribu-
tions                            7            66                      2                    21
 Shares repurchased            (11)          (90)                    --                    --
                        ----------------------------------------------------------------------
                                (4)          (24)                   163                 1,621
 ---------------------------------------------------------------------------------------------
 NET INCREASE            8,497,378  $ 80,015,032              7,327,014           $67,305,769
 ---------------------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      INCOME FROM
                               INVESTMENT OPERATIONS(A)        DISTRIBUTIONS TO SHAREHOLDERS
                          ------------------------------------ -----------------------------
                          NET ASSET                                       IN EXCESS          NET INCREASE
                           VALUE,      NET       NET REALIZED   FROM NET    OF NET            (DECREASE)
                          BEGINNING INVESTMENT  AND UNREALIZED INVESTMENT INVESTMENT  FROM   IN NET ASSET
                          OF PERIOD   INCOME        LOSS         INCOME     INCOME   CAPITAL    VALUE
 FOR THE YEAR ENDED DECEMBER 31,
  1999 - Class A Shares     $9.20     $0.38(e)      $(0.48)(e)   $(0.38)    (0.02)    (0.02)   $(0.52)
  1999 - Class B Shares      9.27      0.28(e)       (0.45)(e)    (0.28)    (0.07)    (0.02)    (0.54)
  1999 - Class C Shares      9.21      0.30(e)       (0.48)(e)    (0.30)    (0.05)    (0.02)    (0.55)
  1999 - Institutional
  Shares                     9.21      0.40(e)       (0.47)(e)    (0.40)    (0.03)    (0.02)    (0.52)
  1999 - Service Shares      9.21      0.38(e)       (0.49)(e)    (0.38)    (0.01)    (0.02)    (0.52)
 FOR THE PERIOD ENDED DECEMBER 31,
  1998 - Class A Shares
  (commenced July 27)       10.00      0.15          (0.80)       (0.15)       --        --      (0.80)
  1998 - Class B Shares
  (commenced July 27)       10.00      0.14(e)       (0.83)(e)    (0.04)       --        --      (0.73)
  1998 - Class C Shares
  (commenced July 27)       10.00      0.22(e)       (0.91)(e)    (0.10)       --        --      (0.79)
  1998 - Institutional
  Shares (commenced July
  27)                       10.00      0.31(e)       (0.95)(e)    (0.15)       --        --      (0.79)
  1998 - Service Shares
  (commenced July 27)       10.00      0.25(e)       (0.91)(e)    (0.13)       --        --      (0.79)
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                                                                                         RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER OF FEES
                                                                                      OR EXPENSE LIMITATIONS
                                                                              --------------------------------------
                             NET ASSETS                         RATIO OF                              RATIO OF
   NET ASSET                 AT END OF       RATIO OF        NET INVESTMENT        RATIO OF        NET INVESTMENT    PORTFOLIO
   VALUE, END     TOTAL        PERIOD    NET EXPENSES TO       INCOME TO         EXPENSES TO          INCOME TO      TURNOVER
   OF PERIOD     RETURN(B)   (IN 000S)  AVERAGE NET ASSETS AVERAGE NET ASSETS AVERAGE NET ASSETS  AVERAGE NET ASSETS   RATE
     $8.68        (1.02)%     $93,443          1.44%              4.14%              1.96%               3.62%       37.43%
      8.73        (1.73)          457          2.19               3.21               2.46                2.94        37.43
      8.66        (1.80)          697          2.19               3.38               2.46                3.11        37.43
      8.69        (0.64)       42,790          1.04               4.43               1.31                4.16        37.43
      8.69        (1.12)            1          1.54               4.17               1.81                3.90        37.43
      9.20        (6.53)(d)    19,961          1.47(c)           23.52(c)            3.52(c)            21.47(c)      6.03(d)
      9.27        (6.88)(d)         2          2.19(c)            3.60(c)            4.02(c)             1.77(c)      6.03(d)
      9.21        (6.85)(d)         1          2.19(c)            5.49(c)            4.02(c)             3.66(c)      6.03(d)
      9.21        (6.37)(d)    47,516          1.04(c)            8.05(c)            2.87(c)             6.22(c)      6.03(d)
      9.21        (6.56)(d)         1          1.54(c)            6.29(c)            3.37(c)             4.46(c)      6.03(d)
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Real Es-tate Securities Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Real Estate Securities Fund, one of the portfolios constituting Goldman Sachs Trust (a Delaware Business Trust), including the statement of investments, as of December 31, 1999, and the related statement of opera-tions, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Real Estate Securities Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the finan-cial highlights for the periods presented, in conformity with generally ac-cepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 16, 2000

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Real Estate Securities Fund

   Four professionals with more than 60 years of combined experience manage the Goldman Sachs Real Estate Securities Fund. The team draws on Goldman Sachs'global real estate capabilities:

 1 Global Network
   Presence in the Americas, Europe
   and Asia, including more than
   100 asset managers with local and
   regional market expertise.

 2 Research Expertise
   The firm's Equity Research
   Department provides coverage of
   more than 80 real estate related
   companies.

 3 History of Strength
   The firm has been a leading
   presence in the real estate finance
   business for more than 20 years
   and is one of the most active
   underwriters of real estate equity
   and debt offerings.

An Investment Idea for the Long Term

Over the long term, real estate investment trusts (REITs) have historically outperformed many traditional investments, such as fixed income securities, while seeking to provide competitive total returns against the broad equity market./1/

Goldman Sachs Real Estate Securities Fund ("the Fund") seeks to provide investors access to the benefits associated with equity investing. The Fund seeks long-term growth of capital and dividend income primarily through investments in equity securities of issuers engaged in or related to the real estate industry.


Target Your Needs

The Goldman Sachs Real Estate Securities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Family of Funds without an additional charge./2/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds


                                  [GRAPH]

INTERNATIONAL     . Lower Risk/Return  . Higher Risk/Return     .Goldman Sachs
EQUITY                                                           Real Estate
                                                                 Securities Fund
DOMESTIC                     ASSET ALLOCATION
EQUITY
                                 SPECIALTY
FIXED
INCOME

MONEY
MARKET




For More Information

To learn more about the Goldman Sachs Real Estate Securities Fund and other Goldman Sachs Funds, please call your investment professional today.


1 An investment in real estate securities is subject to greater price volatility the special risks associated with the direct ownership of real estate.

2 The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES                           OFFICERS
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Amy E. Belanger, Assistant Secretary
                                   Howard B. Surloff, Assistant Secretary
                                   Kaysie P. Uniacke, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.               GOLDMAN SACHS ASSET MANAGEMENT
Distributor and Transfer Agent     Investment Adviser

Visit our internet address: www.gs.com/funds





This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
February 29, 2000                                                REITAR/8K/2-00